                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 99.9

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                 $   758,655.07
     Available Funds:
         Contract Payments due and received in this period                                                6,603,102.76
         Contract Payments due in prior period(s) and received in this period                               967,212.28
         Contract Payments received in this period for next period                                          356,442.67
         Sales, Use and Property Tax, Maintenance, Late Charges                                             179,043.33
         Prepayment Amounts related to early termination in this period                                     378,379.21
         Servicer Advance                                                                                 2,458,396.31
         Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
         Transfer from Reserve Account                                                                   11,350,958.04
         Interest earned on Collection Account                                                                5,733.08
         Interest earned on SPG Account                                                                       1,401.14
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03              0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
           < Predecessor contract)                                                                                0.00
         Due from Bank of America Derivative Settlement                                                           0.00
         Any other amounts                                                                                        0.00

                                                                                                        --------------
     Total Available Funds                                                                               23,059,323.89
     Less: Amounts to be Retained in Collection Account                                                   1,000,412.12
                                                                                                        --------------
     AMOUNT TO BE DISTRIBUTED                                                                            22,058,911.77
                                                                                                        ==============
     DISTRIBUTION OF FUNDS:

         1.  To Trustee - Fees (paid from Servicers Fees, see section X.)                                         0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                   1,242,278.36
         3.  To Bank of America Derivative Settlement                                                       255,588.43
         4.  To Noteholders (See Note Principal & Interest Calculations attached)
                a) Class A1 Principal and Interest                                                        9,472,246.63
                a) Class A2a Principal (distributed after A1 Note matures) and Interest                      26,670.00
                a) Class A2b Principal (distributed after A2 Note matures) and Interest                      35,325.00
                a) Class A3a Principal (distributed after A3 Note matures) and Interest                     309,987.00
                a) Class A3b Principal (distributed after A4 Note matures) and Interest                      74,133.33
                b) Class B Principal and Interest                                                           443,329.20
                c) Class C Principal and Interest                                                           397,331.13
                d) Class D Principal and Interest                                                           306,617.18
                e) Class E Principal and Interest                                                           348,037.77

         5.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                      8,704,648.06
         6.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   0.00
                 b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  0.00
                 c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                        in effect)                                                                                0.00
         7.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other
                  amounts                                                                                   186,177.55
         8.  To Servicer, Servicing Fee and other Servicing Compensations                                   256,542.13
                                                                                                        --------------
     TOTAL FUNDS DISTRIBUTED                                                                             22,058,911.77
                                                                                                        ==============

     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event         --------------
         Funds (if any)}                                                                                  1,000,412.12
                                                                                                        ==============

II.   RESERVE ACCOUNTS

Beginning Balance                                                                          200,000.00    11,341,994.06
     - Add Investment Earnings                                                                 129.48         8,963.98
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                     8,704,648.06
     - Less Distribution to Certificate Account                                                129.48    11,350,828.56
                                                                                           ----------    -------------
End of period balance                                                                      200,000.00     8,704,777.54
                                                                                           ==========    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                           ----------    -------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                200,000.00    11,341,994.06
                                                                                           ==========    =============


                           DVI RECEIVABLES XIX, 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                               286,889,549.46
                               Pool B                                60,872,927.82
                                                                  ----------------
                                                                                         347,762,477.28

Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       394,427.60
Class A Monthly Interest - Pool B                                        87,695.04

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    4,788,137.09
Class A Monthly Principal - Pool B                                    4,648,102.22
                                                                  ----------------
                                                                                           9,436,239.32

Ending Principal Balance of the Class A Notes
                               Pool A                               282,101,412.37
                               Pool B                                56,224,825.59
                                                                  ----------------       --------------
                                                                                         338,326,237.96
                                                                                         ==============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                            33,942,477.28
                               Class A2a                           25,200,000.00
                               Class A2b                           27,000,000.00
                               Class A3a                          229,620,000.00
                               Class A3b                           32,000,000.00
                                                                  --------------

Class A Monthly Interest                                                                 347,762,477.28
                               Class A1 (Actual Number Days/360)       36,007.31
                               Class A2a(Actual Number Days/360)       26,670.00
                               Class A2b                               35,325.00
                               Class A3a(Actual Number Days/360)      309,987.00
                               Class A3b                               74,133.33
                                                                  --------------

Class A Monthly Principal
                               Class A1                             9,436,239.32
                               Class A2a                                    0.00
                               Class A2b                                    0.00
                               Class A3a                                    0.00
                               Class A3b                                    0.00
                                                                  --------------
                                                                                           9,436,239.32

Ending Principal Balance of the Class A Notes
                               Class A1                            24,506,237.96
                               Class A2a                           25,200,000.00
                               Class A2b                           27,000,000.00
                               Class A3a                          229,620,000.00
                               Class A3b                           32,000,000.00
                                                                  --------------         --------------
                                                                                         338,326,237.96
                                                                                         ==============

Class A3

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                                Pool A                             12,654,594.39
                                Pool B                              2,685,082.86
                                                                  --------------
                                                                                          15,339,677.25

Class B Overdue Interest, if any                                            0.00
Class B Monthly Interest - Pool A                                      22,356.45
Class B Monthly Interest - Pool B                                       4,743.65

Class B Overdue Principal, if any                                           0.00
Class B Monthly Principal - Pool A                                    211,203.00
Class B Monthly Principal - Pool B                                    205,026.11
                                                                  --------------
                                                                                             416,229.11

Ending Principal Balance of the Class B Notes
                                Pool A                             12,443,391.40
                                Pool B                              2,480,056.75
                                                                  --------------          -------------
                                                                                          14,923,448.14
                                                                                          =============

VI. CLASS C-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C-1 Notes
                                Pool A                              4,270,274.65
                                Pool B                                906,077.33
                                                                  --------------
                                                                                           5,176,351.99

Class C-1 Overdue Interest, if any                                          0.00
Class C-1 Monthly Interest - Pool A                                    10,035.15
Class C-1 Monthly Interest - Pool B                                     2,129.28

Class C-1 Overdue Principal, if any                                         0.00
Class C-1 Monthly Principal - Pool A                                   71,270.15
Class C-1 Monthly Principal - Pool B                                   69,185.76
                                                                  --------------
                                                                                             140,455.91

Ending Principal Balance of the Class C-1 Notes
                                Pool A                              4,199,004.51
                                Pool B                                836,891.57
                                                                  --------------           ------------
                                                                                           5,035,896.08
                                                                                           ============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

VII. CLASS C-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C-2 Notes
                                Pool A                              6,695,552.69
                                Pool B                              1,420,678.87
                                                                  --------------
                                                                                           8,116,231.55

Class C-2 Overdue Interest, if any                                          0.00
Class C-2 Monthly Interest - Pool A                                    20,198.25
Class C-2 Monthly Interest - Pool B                                     4,285.71

Class C-2 Overdue Principal, if any                                         0.00
Class C-2 Monthly Principal - Pool A                                  111,747.51
Class C-2 Monthly Principal - Pool B                                  108,479.32
                                                                  --------------
                                                                                             220,226.83

Ending Principal Balance of the Class C-2 Notes
                                Pool A                              6,583,805.18
                                Pool B                              1,312,199.55
                                                                  --------------           ------------
                                                                                           7,896,004.72
                                                                                           ============

VIII. CLASS D-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D-1 Notes
                                Pool A                              4,716,644.82
                                Pool B                              1,000,789.26
                                                                  --------------
                                                                                            5,717,434.08

Class D-1 Overdue Interest, if any                                          0.00
Class D-1 Monthly Interest - Pool A                                    12,066.75
Class D-1 Monthly Interest - Pool B                                     2,560.35

Class D-1 Overdue Principal, if any                                         0.00
Class D-1 Monthly Principal - Pool A                                   78,719.99
Class D_1 Monthly Principal - Pool B                                   76,417.73
                                                                  --------------
                                                                                              155,137.72

Ending Principal Balance of the Class D-1 Notes
                                Pool A                              4,637,924.83
                                Pool B                                924,371.53
                                                                  --------------           -------------
                                                                                            5,562,296.36
                                                                                           =============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

VII. CLASS D-2 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D-2 Notes
                                Pool A                              3,719,751.44
                                Pool B                                789,265.98
                                                                  --------------
                                                                                           4,509,017.42
Class D-2 Overdue Interest, if any                                          0.00
Class D-2 Monthly Interest - Pool A                                    11,965.20
Class D-2 Monthly Interest - Pool B                                     2,538.81

Class D-2 Overdue Principal, if any                                         0.00
Class D-2 Monthly Principal - Pool A                                   62,082.01
Class D-2 Monthly Principal - Pool B                                   60,266.35
                                                                  --------------
                                                                                             122,348.36
Ending Principal Balance of the Class D-2 Notes
                                Pool A                              3,657,669.43
                                Pool B                                728,999.63
                                                                  --------------         --------------
                                                                                           4,386,669.06
                                                                                         ==============

VIII. CLASS E-1 NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E-1 Notes
                                Pool A                              6,948,495.69
                                Pool B                              1,474,348.85
                                                                  --------------
                                                                                           8,422,844.54
Class E-1 Overdue Interest, if any                                          0.00
Class E-1 Monthly Interest - Pool A                                    47,018.15
Class E-1 Monthly Interest - Pool B                                     9,976.43

Class E-1 Overdue Principal, if any                                         0.00
Class E-1 Monthly Principal - Pool A                                  115,969.19
Class E-1 Monthly Principal - Pool B                                  112,577.53
                                                                  --------------
                                                                                             228,546.73
Ending Principal Balance of the Class E-1 Notes
                                Pool A                              6,832,526.50
                                Pool B                              1,361,771.32
                                                                  --------------         --------------
                                                                                           8,194,297.82
                                                                                         ==============

                           DVI RECEIVABLES XIX 2003-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

IX. CLASS E-2 NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class E-2 Notes

            Pool A                                             1,487,900.58
            Pool B                                               315,706.39
                                                              -------------
                                                                                  1,803,606.97

  Class E-2 Overdue Interest, if any                                   0.00
  Class E-2 Monthly Interest - Pool A                             11,184.05
  Class E-2 Monthly Interest - Pool B                              2,373.06

  Class E-2 Overdue Principal, if any                                  0.00
  Class E-2 Monthly Principal - Pool A                            24,832.80
  Class E-2 Monthly Principal - Pool B                            24,106.54          48,939.34

  Ending Residual Principal Balance

            Pool A                                             1,463,067.78
                                                                                 -------------
            Pool B                                               291,599.85       1,754,667.63
                                                              -------------      =============

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

  Beginning Residual Principal Balance

            Pool A                                            10,838,290.33

            Pool B                                             2,781,471.95
                                                              -------------
                                                                                 13,619,762.28

  Residual Interest - Pool A                                           0.00
  Residual Interest - Pool B                                           0.00

  Residual Principal - Pool A                                          0.00
  Residual Principal - Pool B                                          0.00               0.00

  Ending Residual Principal Balance
            Pool A                                            10,838,290.33
                                                                                 -------------
            Pool B                                             2,781,471.95      13,619,762.28
                                                              -------------      =============

X.  PAYMENT TO SERVICER

  - Collection period Servicer Fee                                                  256,542.13
  - Collection period Trustee Fee                                                   (3,989.16)
  - Servicer Advances reimbursement                                               1,242,278.36
  - Tax, Maintenance, Late Charges, Bank Interest and other
     amounts                                                                        186,177.55
                                                                                 -------------
  Total amounts due to Servicer                                                   1,681,008.88
                                                                                 =============

                           DVI RECEIVABLES XIX 2003-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                     338,221,053.97

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                        0.00

  Decline in Aggregate Discounted Contract Balance                                                                  5,463,961.85

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                --------------
   ending of the related Collection Period                                                                        332,757,092.12
                                                                                                                  ==============

  Components of Decline in Aggregate Discounted Contract Balance:
   - Principal portion of Contract Payments and Servicer Advances                                  5,213,431.39

   - Principal portion of Prepayment Amounts                                                         221,729.09

   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                     0.00

   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                          28,801.37

   - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                                    0.00

   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                             0.00

                                                                                                   ------------
            Total Decline in Aggregate Discounted Contract Balance                                 5,463,961.85
                                                                                                   ============

POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                      72,246,349.18

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                        0.00

  Decline in Aggregate Discounted Contract Balance                                                                  5,304,161.67

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                --------------
   ending of the related Collection Period                                                                         66,942,187.51
                                                                                                                  ==============

  Components of Decline in Aggregate Discounted Contract Balance:
   - Principal portion of Contract Payments  and Servicer Advances                                 2,432,981.33

   - Principal portion of Prepayment Amounts                                                         156,650.12

   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                     0.00

   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                       2,714,530.22

   - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                                    0.00

   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                             0.00
                                                                                                   ------------
            Total Decline in Aggregate Discounted Contract Balance                                 5,304,161.67
                                                                                                   ============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 399,699,279.63
                                                                                                                  ==============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

      POOL A

                              Discounted                        Discounted
  Lease #                    Present Value       Lease #       Present Value
  ----------------------------------------     ------------    -------------
#*7006253-001 (09/03)          32,381.72
#*7004897-001 (10/03)          41,273.43
#*7007647-001 (10/03)          23,184.65
#*7007167-001 (11/03)          15,268.20
#*7007778-001 (11/03)          13,533.17
                                               ------------
                                Totals:        $125,641.17

      POOL B

                              Discounted                        Discounted
  Lease #                    Present Value       Lease #       Present Value
  ----------------------------------------    -------------    -------------
#*7005508-001 (09/03)             2,203.83
#*2923-001 (10/03)            1,394,835.91
#*3145-003 (10/03)              469,198.35
#*2922-003 (11/03)            1,299,707.61
#*3720-001 (11/03)            1,402,991.41
#*2005714-001 (11/03)            11,831.20
                                              -------------
                                  Totals:     $4,580,768.31

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS   $  4,706,409.48
   b) ADCB AT CLOSING DATE                                      $453,679,762.28
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                         1.04%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

#  NONRECOVERABLE

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

            Repurchases                                   $             -

            Substitutions                                 $             -

POOL B

            Repurchases                                   $             -

            Substitutions                                 $             -

                                                          ---------------
TOTAL                                                     $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT         $          0.00
            CONTRACTS REPURCHASED
b) ADCB AT CLOSING DATE                                   $453,679,762.28
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                     0.00%

    *ANY DELINQUENT CONTRACT

     THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A

                                                                                       Predecessor
                                         Discounted               Predecessor           Discounted
Lease #          Lessee Name            Present Value               Lease #            Present Value
----------------------------            -------------             -----------         ---------------
None
                                        -------------                                 ---------------
                                Totals: $        0.00                                 $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                     $361,027,812.46
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables       $0.00
b)  Total discounted Contract Balance of Substitute Receivables        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                              YES       NO  X
                                                                      ----     ----

              POOL B

                                                                                   Predecessor
                                             Discounted         Predecessor        Discounted
Lease #              Lessee Name            Present Value         Lease #         Present Value
--------------------------------            -------------       -----------       --------------
                       NONE

                                            -------------                         --------------
                                    Totals: $        0.00                         $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                          $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                 $92,651,949.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables       $0.00
b)  Total discounted Contract Balance of Substitute Receivables        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                             YES       NO  X
                                                                     ----     ----

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                             Predecessor
                                            Discounted           Predecessor        Discounted
Lease #           Lessee Name              Present Value            Lease #        Present Value
-----------------------------              -------------         -----------      ---------------
                    NONE

                                           -------------                          ---------------
                                   Totals: $        0.00                          $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                              0.00
b) ADCB OF POOL A AT CLOSING DATE                                                 $361,027,812.46
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
     PERIOD                                                        YES           NO   X
                                                                      ----          -----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                            Predecessor
                                             Discounted             Predecessor           Discounted
Lease #           Lessee Name              Present Value              Lease #           Present Value
-----------------------------              -------------            -----------        --------------
                    NONE

                                           -------------                               --------------
                                   Totals: $        0.00                               $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                           $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                      $92,651,949.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables            $0.00
b)  Total discounted Contract Balance of Substitute Receivables             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
    COLLECTION PERIOD                                              YES            NO  X
                                                                       ----          ----

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.                                        AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
    This Month                                 52,637,965.39      This Month              399,699,279.63
    1 Month Prior                              27,675,707.58      1 Month Prior           410,467,403.15
    2 Months Prior                              5,846,251.12      2 Months Prior          421,024,605.51

    Total                                      86,159,924.09      Total                 1,231,191,288.29

    A) 3 MONTH AVERAGE                         28,719,974.70      B) 3 MONTH AVERAGE      410,397,096.10

    c) a/b                                              7.00%

2.  Does a Delinquency Condition Exist
    (1c > 6% )?
                                                                                        Yes     X           No
                                                                                           -------------      ------------

3.  Restricting Event Check

    A. A Delinquency Condition exists for
        current period?                                                                 Yes     X           No
                                                                                           -------------      ------------
    B. An Indenture Event of Default has
        occurred and is then continuing?                                                Yes                 No
                                                                                           -------------      ------------

4.  Has a Servicer Event of Default occurred?                                           Yes                 No
                                                                                           -------------      ------------

5.  Amortization Event Check

    A. Is 1c > 8% ?                                                                     Yes                 No      X
                                                                                           -------------      ------------
    B. Bankruptcy, insolvency,
        reorganization; default/violation
         of any covenant or obligation
          not remedied within 90 days?                                                  Yes                 No
                                                                                           -------------      ------------
    C. As of any Determination date, the
        sum of all defaulted contracts
         since the Closing date exceeds 6%
          of the ADCB on the Closing Date?                                              Yes                 No      X
                                                                                           -------------      ------------

6.  Aggregate Discounted Contract Balance
     at Closing Date                                                           Balance  $ 453,679,762.28
                                                                                        ----------------

    Aggregate Discounted Contract Balances
     (A.D.C.B.) of contracts listed as more
      than:
                                                                    TOTAL                % of Total

                                              A.D.C.B.              A.D.C.B.             A.D.C.B.
                                              --------              --------             --------
30 Days Overdue                            38,994,401.17          399,699,279.63          9.756%
60 Days Overdue                            32,184,577.58          399,699,279.63          8.052%
90 Days Overdue                            28,109,423.62          399,699,279.63          7.033%
120 Days Overdue                           23,509,954.03          399,699,279.63          5.882%
150 Days Overdue                            1,018,587.74          399,699,279.63          0.255%
180 Days Overdue                                    0.00          399,699,279.63          0.000%